SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 20, 2006

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                        0-12641                 33-0021693
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(State or Other Jurisdiction            (Commission              (IRS Employer
of Incorporation)               File Number)            Identification No.)

9449 Balboa Avenue, Suite 210, San Diego, CA            92123
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:                     (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors

Director Resignations:

1.	Paul Muscenti, a member of the Board of Directors of the Company has resigned effective February 20, 2007 for personal reasons.

Item 9.01  Exhibits

(b)

Exhibit No.	Exhibit
17	Resignation of Paul Muscenti

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                 TITLE                     DATE
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/s/ Brian Bonar             Chairman of the Board of Directors,     February 26, 2007
------------------------                        Chief Executive Officer, and
Brian Bonar                                          (Principal Executive Officer)

/s/ Stanley A. Hirschman           Director                              February 26, 2007
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Stanley A. Hirschman

/s/ Robert T. Baker              Director                     February 26, 2007
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Robert T. Baker

/s/ Richard H. Green           Director                     February 26, 2007
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Richard H. Green

/s/ Jim Ellis                   Director                                                            February 26, 2007
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Jim Ellis

/s/ David P. Lieberman                      Director                     February 26, 2007
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David P. Liebernman